Convertible Debts	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
CONVERTIBLE DEBTS

14. CONVERTIBLE Debts

Convertible bonds

On April 6, 2018, the Group entered into a subscription agreement (the "Bond Subscription Agreement") with Peace Range Limited ("Peace Range"). Pursuant to the Bond Subscription Agreement, the Group issued Peace Range a $15,000,000 convertible bond (the "Bond" and the "Bond Offering") on April 25, 2018.

In accordance with Accounting Standards Codification ("ASC") 470-20-30-8, the Group should record a charge equal to the lower amount of either i) the Intrinsic Value of the BCF or ii) the proceeds realized upon the issuance of the Bond. The Group completed its IPO on December 17, 2018. Pursuant to the terms of the Bond, 10% of the outstanding principal amount of the Bond was automatically converted into 119,217 Class A Ordinary Shares. Upon the automatic conversion, the contingency was effectively resolved, and the value of the 10% of the BCF of $383,629 was recorded as additional interest expense with a corresponding increase to additional paid-in capital. The remaining BCF of $3,452,657 was recorded as debt discount, which was amortized through the maturity of the convertible debts, with a corresponding increase to additional paid-in capital.

The following lists the components of the ending balance of convertible debts as of December 31, 2019 and 2018, respectively:

	December 31, 2019	December 31, 2018

Gross convertible debts	$-	$13,500,000
Less: Discount on issuance cost	-	314,744
Discount on BCF	-	3,077,950
Convertible debts, net	$-	$10,107,306

For the years ended December 31, 2019 and 2018, and the period March 1, 2017 through December 31, 2017, the amortization of BCF and interest accretion of convertible debts were $3,392,694, $1,042,870 and $nil respectively. The contractual interest for the years ended December 31, 2019 and 2018, and the period March 1, 2017 through December 31, 2017 were $342,333, $815,000 and $nil respectively

On April 24, 2019, the Group repurchased its convertible debts at $13.6 million with carrying amount of $13.5 million and a gain on extinguishment on convertible debts of $1.2 million was recognized. The repurchasing of convertible debts is considered an extinguishment and the difference between the repurchasing price of debt, and the net carrying amount of the extinguished debt and the intrinsic value of BCF is recognized on the consolidated statements of operations. The intrinsic value of BCF of $1.3 million at the extinguishment date was recorded as a reduction of additional paid-in capital.

Convertible promissory notes

As of December 31, 2018, the Group has issued $1,600,400 of convertible promissory notes accumulatively (the "Notes"). An unamortized debt issuance costs and discounts of $22,935 was remaining before the IPO. For the year ended December 31, 2018, the interest accretion and the contractual interest coupon of the Notes was $26,380 and $8,802, respectively.

The Group completed its IPO on December 17, 2018. Pursuant to the terms of the Notes, all of the outstanding principal amount of the Notes was automatically converted into 230,252 Class A Ordinary Shares. The intrinsic value of the BCF was determined to be $1,600,400. The Group concluded that the contingency was effectively resolved upon the automatic conversion, and recorded a one-time charge to interest expense of $1,600,400 with a corresponding increase to additional paid-in capital.